UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 6, 2013

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 6, 2013, the operating partnership, Corporate Office Properties, L.P. (the “Operating Partnership”), of Corporate Office Properties Trust (the “Company”) issued $350 million aggregate principal amount of its 3.600% Senior Notes due 2023 (the “Notes”).  The Notes were issued by the Operating Partnership at an initial offering price of 99.816% of their face value.

The proceeds from the offering, after deducting discounts of the initial purchasers of the Notes (collectively, the “Initial Purchasers”), but before other offering expenses, are estimated to be approximately $347.1 million.  The Operating Partnership and the Company intend to use the net proceeds of the offering to repay borrowings under its unsecured revolving credit facility and for general corporate purposes, including potential repayment of certain of its unsecured term loans.  The offer and sale of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Operating Partnership and Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.  The Initial Purchasers will sell the Notes to qualified institutional buyers in the United States pursuant to the exemption from registration provided by Rule 144A under the Securities Act and to certain non-U.S. persons located outside the United States in reliance on Regulation S under the Securities Act.  The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in a purchase agreement, dated May 1, 2013, among the Operating Partnership, the Company and the Initial Purchasers.

The terms of the Notes are governed by an indenture, dated as of May 6, 2013 (the “Indenture”), by and among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee.  The Notes mature on May 15, 2023, and accrue interest at a rate of 3.600% per annum, payable semi-annually on May 15 and November 15 of each year, commencing November 15, 2013.

Prior to 90 days prior to the maturity date, the Operating Partnership and the Company may redeem the Notes, in whole at any time or in part from time to time, at its option, at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the Notes being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to its present value, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at an adjusted treasury rate plus 30 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.  At any time on or after 90 days prior to the maturity date, the Notes will be redeemable, in whole or in part at any time and from time to time, at the Operating Partnership and the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to the date of redemption.

The description of the Notes and the Indenture contained herein is qualified in its entirety by reference to the terms of the Indenture, filed as Exhibit 4.1 hereto and incorporated herein by reference.

On May 6, 2013, in connection with the issuance and sale of the Notes, the Operating Partnership and the Company also entered into a registration rights agreement with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, in their capacity as representatives of the Initial Purchasers, dated as of May 6, 2013 (the “Registration Rights Agreement”).

Pursuant to the Registration Rights Agreement, the Operating Partnership and the Company agreed to use its commercially reasonable efforts to (i) cause a registration statement relating to an offer to issue new notes having terms substantially identical to the Notes to become effective under the Securities Act within 180 days of the date of issue of the Notes, and (ii) have such registration statement remain continuously effective under the Securities Act, supplemented and amended as required under the Securities Act, during the one year period following the consummation of the exchange offer.  The Operating Partnership and the Company have also agreed to file, if obligated, a shelf registration statement relating to the resale of the Notes if the exchange offer is not consummated within the required time period.  If the Company fails to satisfy these obligations, the Operating Partnership and the Company may be required to pay additional interest to holders of the Notes.

The description of the Registration Rights Agreement contained herein is qualified in its entirety by reference to the terms of the Registration Rights Agreement, filed as Exhibit 4.2 hereto and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 2.03                                           Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of May 6, 2013, among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated May 6, 2013, among Corporate Office Properties, L.P., Corporate Office Properties Trust, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 7, 2013

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Stephen E. Riffee
Name:	Stephen E. Riffee
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

4.1	Indenture, dated as of May 6, 2013, among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated May 6, 2013, among Corporate Office Properties, L.P., Corporate Office Properties Trust, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC